                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                          ---------------------------


                                    FORM 8-K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: January 09, 1997





                      MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



          New York                    33-89380-01              37-0152681
-----------------------------  ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)


Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                             62048
----------------------------------------                        ---------------
(Address of principal executive offices)                           (Zip Code)


              Registrants telephone number, including area code:

                                 (618) 251-2035



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ITEM 5.  OTHER EVENTS.
         -------------

         The December 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit
         Card Master Trust on January 09, 1997.

ITEM 7.  EXHIBITS.
         ---------

         The following is filed as an exhibit to this Report.

         Exhibit 1      Monthly Report to Floating Rate Credit
                        Card Participation Certificates, Series
                        1995-1, investors for the month of
                        December 1996.





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                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Mercantile Bank of Illinois
                                  National Association, Servicer


                             By:      /s/  Daniel J. Trueman
                                      ------------------------------

                             Name:    Daniel J. Trueman
                             Title:   Vice President



Date:    January 17, 1997




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                   INDEX TO EXHIBITS
                   -----------------


Exhibit
Number             Exhibits
------             --------

  1                Monthly Report to Floating Rate
                   Credit Card Participation Certificates,
                   Series 1995-1, investors for the month
                   of  December, 1996